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                                                                   Exhibit 10.22


                                    AMENDMENT
                                     TO THE
                          THIRD SUPPLEMENTAL AGREEMENT
                    FOR THE SALE OF ELECTRIC ENERGY FROM THE
                           SCRUBGRASS GENERATING PLANT
                    ----------------------------------------



         THIS AMENDMENT TO THE THIRD SUPPLEMENTAL AGREEMENT, made and entered into this 27th day of November 1990 by and between PENNSYLVANIA ELECTRIC COMPANY. a public utility corporation organized and existing under the laws of the Commonwealth of Pennsylvania ("Penelec" or "Company"), and SCRUBGRASS POWER CORP., a Pennsylvania corporation ("SPC"), both Penelec and SPC hereinafter sometimes referred to collectively as the "Parties or individually as a "Party".

                              W I T N E S S E T H:

         WHEREAS, Penelec is a Pennsylvania public utility corporation engaged in the production, transmission and distribution of electric energy; and

         WHEREAS, SPC is a corporation which has undertaken to acquire, construct, install and operate a certain waste-fired electric generating installation in Scrubgrass Township, Venango County, Pennsylvania ("Facility"); and

         WHEREAS, Penelec and SPC entered into an agreement dated August 7, 1987, for the sale and purchase of electric encrgy produced by the Facility ("Power Purchase Agreement"); and

         WHEREAS, the Parties amended the Power Purchase Agreement in a supplemental agreement dated February 22, 1989, ("Supplemental Agreement") for purposes of modifying the construction expenditures incurred by SPC at the Facility; and
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         WHEREAS, the Parties further amended the Power Purchase Agreement, as amended in a second supplemental agreement dated September 27, 198g, ("Second Supplemental Agreement") for purposes of extending the Commercial Operation Date for the Facility and modifying the amount of liquidated damages in connection therewith; and

         WHEREAS, the Parties further amended the Power Purchase Agreement, as amended, in a third supplemental agreement dated August 13, 1990, ("Third Supplemental Agreement) for purposes of extending further the Commercial Operation Date for the Facility, modifying the due date for security for liquidated damages in connection therewith, extending the term of the Power Purchase Agreement and modifying the pricing for services; and

         WHEREAS, the Parties desire to modify further the pricing for services;

         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth below, the Parties, INTENDING TO BE LEGALLY BOUND HEREUNDER, hereby covenant, promise and agree as follows:

         1. Unless specifically stated otherwise in this Amendment to the Third Supplemental Agreement, the Power Purchase Agreement, the Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement shall remain in full force and effect and bind the Parties thereto and hereto in accordance with their respective terms.

         2. All defined terms contained in the Power Purchase Agreement, the Supplemental Agreement, the Second Supplemental Agreement and the Third Supplemental Agreement shall be equally applicable 10 this Amendment to the Third Supplemental Agreement unless otherwise stated herein.
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         3. This Amendment to the Third Supplemental Agreement shall be in full force and effect, binding upon the Parties hereto and enforceable in accordance with its terms, only upon its execution by the parties hereto and after the issuance of a valid, binding and final order of the Pennsylvania Public Utility Commission ("PaPUC"), acceptable in form and substance to the Company in its sole discretion, approving the full and current recovery by the Company from its customers of all payments, costs and charges proposed to be paid to SPC by the Company for electric energy generated by the Facility and delivered to the Company under the Third Supplemental Agreement.

         4. Section C, paragraph 2(e) of the Power Purchase Agreement,, as amended by the Supplemental Agreement. the Second Supplemental Agreement and the Third Supplemental Agreement is hereby amended to read as follows:

               "(e) For each month of calendar years 2013 through 2017, Penelec shall pay SPC, as calculated by the Company on an hourly on-peak and off-peak basis, the lower of the rate paid for calendar year 2012 adjusted on an annual basis by the percentage change in the GNPD less one percent or the average PJM Billing Rate for the month per kWh."

         5. This Amendment to the Third Supplemental Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

         6. This Amendment to the Third Supplemental Agreement shall inure to the benefit of and be binding upon the Company, SPC and their respective successors and assigns.
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         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Third Supplemental Agreement to be executed by their duly authorized representatives as of the date first set forth above

Attest:                                           PENNSYLVANIA ELECTRIC COMPANY


     [SIGNATURE ILLEGIBLE]                        By:  /s/ John F. Furst
--------------------------------                       ------------------------
    Assistant Secretary                               Vice President


Attest:                                           SCRUBGRASS POWER CORP.


     [SIGNATURE ILLEGIBLE]                        By: /s/ Joseph E. Cresci
--------------------------------                      --------------------------
    Secretary                                         President